John Hancock
Classic Value Fund
Quarterly portfolio holdings 1/31/20

Fund’s investments
As of 1-31-20 (unaudited)
	Shares	Value
Common stocks 97.8%		$2,155,148,787
(Cost $1,937,438,808)
Communication services 3.1%		67,556,698
Media 3.1%
The Interpublic Group of Companies, Inc.	2,976,066	67,556,698
Consumer discretionary 17.0%		373,687,470
Auto components 3.7%
Lear Corp.	661,727	81,511,532
Automobiles 2.7%
Ford Motor Company	6,661,951	58,758,408
Household durables 5.6%
Mohawk Industries, Inc. (A)	456,020	60,048,714
Newell Brands, Inc.	3,201,842	62,531,974
Textiles, apparel and luxury goods 5.0%
Gildan Activewear, Inc. (B)	1,936,577	53,681,914
PVH Corp.	655,672	57,154,928
Energy 12.5%		275,875,009
Energy equipment and services 9.0%
Baker Hughes Company	1,960,899	42,473,072
Halliburton Company	3,995,092	87,132,957
National Oilwell Varco, Inc.	3,389,173	69,850,856
Oil, gas and consumable fuels 3.5%
Cenovus Energy, Inc.	4,454,588	38,799,461
Royal Dutch Shell PLC, ADR, Class A (B)	721,355	37,618,663
Financials 39.7%		874,406,361
Banks 12.1%
Bank of America Corp.	1,699,731	55,802,169
Citigroup, Inc.	1,199,732	89,272,058
JPMorgan Chase & Co.	343,993	45,530,913
Wells Fargo & Company	1,623,844	76,223,237
Capital markets 9.3%
KKR & Company, Inc., Class A	1,330,285	42,436,092
Morgan Stanley	1,316,876	68,819,940
The Goldman Sachs Group, Inc.	256,936	61,086,534
UBS Group AG (A)(B)	2,577,126	31,879,049
Consumer finance 4.2%
Capital One Financial Corp.	934,925	93,305,515
Diversified financial services 5.2%
Equitable Holdings, Inc.	2,807,732	67,441,723
Voya Financial, Inc.	791,460	47,273,906
Insurance 8.9%
American International Group, Inc.	1,535,799	77,189,258
Axis Capital Holdings, Ltd.	800,848	51,454,484
MetLife, Inc.	1,341,611	66,691,483
Health care 7.6%		166,989,651
Biotechnology 1.9%
Amgen, Inc.	190,244	41,102,216
Health care providers and services 4.0%
Cardinal Health, Inc.	662,244	33,913,515
2	JOHN HANCOCK CLASSIC VALUE FUND | QUARTERLY REPORT	SEE NOTES TO FUND'S INVESTMENTS

	Shares	Value
Health care (continued)
Health care providers and services (continued)
McKesson Corp.	380,432	$54,253,408
Pharmaceuticals 1.7%
Mylan NV (A)	1,760,995	37,720,512
Industrials 10.6%		234,754,479
Industrial conglomerates 5.1%
General Electric Company	9,144,592	113,850,170
Machinery 5.5%
Stanley Black & Decker, Inc.	348,064	55,457,037
Wabtec Corp.	886,099	65,447,272
Information technology 5.8%		128,736,643
IT services 2.8%
Cognizant Technology Solutions Corp., Class A	1,007,301	61,828,135
Software 0.3%
Oracle Corp.	115,201	6,042,292
Technology hardware, storage and peripherals 2.7%
Hewlett Packard Enterprise Company	4,369,434	60,866,216
Utilities 1.5%		33,142,476
Electric utilities 1.5%
Edison International	432,952	33,142,476

	Yield (%)	Shares	Value
Short-term investments 2.1%			$47,430,704
(Cost $47,430,685)
Short-term funds 2.1%			47,430,704
John Hancock Collateral Trust (C)	1.6984(D)	15,008	150,194
State Street Institutional Treasury Money Market Fund, Premier Class	1.5266(D)	47,280,510	47,280,510

Total investments (Cost $1,984,869,493) 99.9%	$2,202,579,491
Other assets and liabilities, net 0.1%	2,119,296
Total net assets 100.0%	$2,204,698,787

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 1-31-20. The value of securities on loan amounted to $147,601.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(D)	The rate shown is the annualized seven-day yield as of 1-31-20.
SEE NOTES TO FUND'S INVESTMENTS	QUARTERLY REPORT | JOHN HANCOCK CLASSIC VALUE FUND	3

Notes to Fund's investments (unaudited)
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of January 31, 2020, all investments are categorized as Level 1 under the hierarchy described above.
Investment in affiliated underlying funds. The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust	15,008	—	$9,527,726	$(9,377,007)	$(544)	$19	$5,456	—	$150,194
For additional information on the fund's significant accounting policies and risks, please refer to the fund's most recent semiannual or annual shareholder report and prospectus.
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